                                                                   EXHIBIT 10.13

                                SALES AGREEMENT

This agreement is made and entered into this day of May 07, 1999 by and between
                                                    ------------
Omnivision Technologies, Inc. a cooperation duly organized and existing under
-----------------------------
the law of Republic of China, whose principal business address is 930 Thompson
                                                                  ------------
Place Sunnyvale, California 94086 USA (Herein after "CUSTOMER"), CoAsia
-------------------------------------                            ------
Microelectronics Corp., an authorized ASIC agent of SAMSUNG Electronics Co.,
---------------------
Ltd. in Taiwan, a cooperation duly organized and existing under the law of Republic of China, whose principal business address is 25F. Int'l Trade Bldg., No. 333, Keelung Rd., Sec 1, Taipei, Taiwan, R.O.C. (herein after "COASIA") and

SAMSUNG Electronics Co., Ltd. a cooperation duly organized and existing under
-----------------------------
the law of Republic of Korea, having an office at 250, 2-Ka, Tespyong-Ro, Joong-Ku, Seoul Korea (herein after "SAMSUNG").

                                   WITNESSETH

Whereas, CUSTOMER desires for SAMSUNG to develop and produce the integrated circuit in accordance with the specifications for OVT851 attached hereby as
                                                  ------
EXHIBIT A provided by CUSTOMER (herein after "IC" or "ICs" in plural).

Whereas CUSTOMER desires to purchase from SAMSUNG through COASIA and SAMSUNG desires to sell through COASIA the ICs that are developed and produced by SAMSUNG hereunder.

Now, there, in consideration of the promises and of mutual representations, warranties and agreement set forth herein, the parties hereto agree as follows:

1. DEFINITION OF IC

     .      CUSTOMER Name :  OV511PLUS
                             ---------
     .      Process       :  Standard Cell STD85(0.5mm), Triple Layer Metal
                             ----------------------------------------------
     .      Gate Count    :  100K Logic Gates
                              ----------------------------------------------
     .      Package       :  100OFP
                              ----------------------------------------------
     .      Special Cells :  None
                             ----------------------------------------------

2. NON-RECURRING ENGINEERING (NRE) CHARGES

SAMSUNG will develop the ICs pursuant to specification as specified in EXHIBIT
A. The ICs shall be developed at SAMSUNG's own standard process and control criteria. Such development includes the mask tooling and 150 pieces engineering
                                                         -----------
samples for CUSTOMER, CUSTOMER will pay COASIA US*** by telegraphic transfer
                                               --
(herein after "T/T") totally for the development costs of the said ICs.

*Free NRE project.
------------------

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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

3. THE DEVELOPMENT SCHEDULE OF IC

     .    The approval of post-layout simulation by CUSTOMER : D day

     .    Engineering samples delivery by SAMSUNG            : D day + 6 weeks
                                                                       -------

     .    Approval of the engineering sample by CUSTOMER     : D day = 8 weeks
                                                                       -------

4. UNIT PRICE & PAYMENT

The unit price of this ICs are as following:
     .    Unit Price     :  1 ~100K pieces     US$***
                            Above 100K pieces  US$***

          * All those prices C.I.F. C.K.S. Airport of Taipei, Taiwan or C.I.F.
            -----------------------------------------------------------------
            U.S.A.
            -----

     .      Payment term :  at sight Letter of Credit (herein after "L/C") or
                            T/T in Advance.

Customer will purchase from SAMSUNG a minimum quantity of 50K pieces of ICs
                                                          ----------
after approval of sample. The purchase order (herein after "P/O") must be issued by CUSTOMER subject to terms and conditions in this AGREEMENT 8 weeks before CUSTOMER expecting shipping date, and the L/C must be open within 4 weeks before delivery of ICs.

5.   RESCHEDULING AND CANCELLATION

     A. CUSTOMER may reschedule delivery dates of the ICs a maximum of two (2) months from the original scheduled shipment date, subject to the following:

          Reschedule Request  Quantity, which can be rescheduled
          ------------------  ----------------------------------
          Over 56 days        100% of original purchase order quantity
          ------------
          15 ~ 56 days        20% of original purchase order quantity
          ------------
          0 ~ 14 days         Original purchase order quantity cannot be
          -----------
                              rescheduled.
     In every case, COASIA must be notified of production reschedules at most once (1) per month.

     B. Cancellation by CUSTOMER of its P/O for the ICs scheduled for delivery shall be subject to the following:

          Cancellation Period  CUSTOMER's Liability
          -------------------  --------------------
          Over 56 days         No Liability
          ------------
          36 ~56 days          50% of original purchase price
          -----------
          22 ~35 days          70% of original purchase price
          -----------
          0 ~21 days           100% of original purchase price
          ----------

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                       2
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6. CONFIDENTIALITY

Any one of three parties does not disclose the confidential document or information provided by the rest two parties to the other parties without written consent of that party (or parties, which document of information. This AGREEMENT falls under the scope of the Mutual Non-Disclosure Agreement signed by
                                              ------------------------
the parties.

7. INDEMNITY

The CUSTOMER accepts responsibility for all liabilities resulting from of products or intellectual property right by third parties with respect to the products being purchased under this agreement, and indemnifies SAMSUNG against such claims.

8. OWNERSHIP

The MASK right of the IC other than the layout right of the IC is solely owned by SAMSUNG, but the right of suing IC is solely owned by CUSTOMER, SAMSUNG and COASIA shall not produce and/or market, or sell the IC to any third party (including all other SAMSUNG's Divisions) without CUSTOMER's prior authorization. The P/O from CUSTOMER to SAMSUNG through COASIA will automatically authorize SAMSUNG to produce and sell the IC to CUSTOMER or third party (including all other SAMSUNG's Divisions) designated in writing, by CUSTOMER. If the sample does not perform or this agreement terminates, SAMSUNG will automatically destroy the masks.

9. TERM OF CONTRACT

This AGREEMENT will be effective from the date signed by both parties and shall extend for a term of two (2) years from this date.

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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

10. GOVERNING LAW

This AGREEMENT shall be constructed and governed in accordance with the laws of Republic of China.

For and on behalf of

SAMSUNG ELECTRONICS CO, LTD.            OMNIVISION TECHNOLOGIES, INC.


/s/ U. Y. Jeong                         /s/ Raymond Wu
-------------------------------------   --------------
NAME: U. Y. Jeong                       NAME: Raymond Wu
TITLE: PRESIDENT/Samsung Electronics
Taiwan Co., Ltd.                        TITLE: V.P. Business Development
DATE:     , 1999                        DATE:  6/17/1999

CoAsia MICROELECTRONICS CORP.


/s/ Harrison J. Lee
------------------------------------
NAME: HARRISON J. LEE
TITLE: GENERAL MANAGER
DATE:     , 1999

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                       4